EXHIBIT 10.2


                               MEM COMPANY, INC.
                           1991 STOCK INCENTIVE PLAN


I.          Establishment of the Plan.

            MEM Company, Inc. (hereinafter called the "Corporation") hereby establishes the MEM Company, Inc. 1991 Stock Incentive Plan (hereinafter called the "Plan"), subject to the terms and conditions hereinafter stated.

II.         Purposes of the Plan.

            The purposes of the Plan are:

            (a) to encourage stock ownership by employees of the Corporation and its Subsidiaries so that they will have a proprietary interest in the Corporation;

            (b) to provide an incentive for such employees to expand and improve the growth and prosperity of the Corporation and its Subsidiaries;

            (c) to provide greater incentives to selected key employees of the Corporation and its Subsidiaries in the form of wards that are contingent upon and vary with the individual performance of the employee; and

            (d) to assist the Corporation and its Subsidiaries in attracting and retaining employees.

III.        Definitions.

            Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Article III. Wherever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular number shall be deemed to refer also to the plural number; and references to a statute or statutory provisions shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently amended or reenacted.

            (a) "Award" means an Option or a Contingent Option granted under the Plan. Unless the context clearly indicates otherwise, the term "Award" shall include both Options and Contingent Options.

            (b)  "Board" means the board of directors of the Corporation.

            (c) "Change of Control" means the occurrence of any of the following events:

                    (i) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than the Corporation, any of its Subsidiaries, any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary, any person holding securities of the Corporation for or pursuant to the terms of any such employee benefit plan, or the Mayer Family, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Corporation's then outstanding voting securities; or

                    (ii) a tender offer or exchange offer (other than an offer by the Corporation, any of its Subsidiaries, any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary, any person holding securities of the Corporation for or pursuant to the terms of any such employee benefit plan, or the Mayer Family), pursuant to which shares of the Corporation's Common Stock were purchased, expires; or

                    (iii) the shareholders of the Corporation approve an agreement to merge or consolidate with another corporation and the surviving corporation is neither the Corporation nor a corporation that was, prior to the merger or consolidation, a Subsidiary nor is controlled, after the merger or consolidation, by any employee stock ownership plan or any other employee benefit plan of the Corporation or the Mayer Family; or

                    (iv) the shareholders approve an agreement (including a plan of liquidation) to sell or otherwise to dispose of all or substantially all of the Corporation's assets; or

                    (v) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

            (d) "Committee" means the Stock Option Committee established by the Board.

            (e) "Common Stock" means shares of the Corporation's common stock, par value $0.05 per share.

            (f) "Contingent Option" means a contingent right, subject to the satisfaction of certain conditions, granted to purchase Common Stock under
Article IX of the Plan. (g) "Corporation" means MEM Company, Inc.

            (h) "Disability" means a condition that, in the judgment of the Committee, has rendered a Grantee completely and presumably permanently unable to perform any and every duty of his regular occupation.

            (i) "Employee" means any common-law employee of the Corporation or a Subsidiary, including an employee who is a director or officer.

            (j) "Grantee" means an individual to whom an Award is granted under the Plan.

            (k) "Mayer Family" means Elizabeth C. Mayer, Gay A. Mayer,  Laurette
M. Beach and any entity over which any of them has direct or indirect control.

            (l) "Option"  means a right  granted to purchase  Common Stock under
Article VIII of the Plan.

            (m) "Plan" means the MEM Company, Inc. 1991 Stock Incentive Plan, as set forth herein and as amended from time to time.

            (n) "Restriction Period" means a period beginning on the date on which a Contingent Option is granted and ending at the expiration of the earlier of (i) one year from that date or (ii) any other date determined by the Committee in its discretion. The Committee may exercise its discretion pursuant to clause (ii) of the preceding sentence from time to time, either at the time of grant or after a Contingent Option is granted, and may exercise its discretion with respect to one or more Grantees but not with respect to others and with respect to certain Contingent Options held by a Grantee but not with respect to others; provided, that after the Contingent Options have been granted, the Committee may not defer the expiration of the Restriction Period applicable to such Contingent Option.

            (o) "Retirement" means retirement from the Corporation or a Subsidiary pursuant to the provisions of the MEM Company Pension Plan (or, if applicable, the provisions of a pension plan of a Subsidiary), as amended from time to time.

            (p) "Subsidiary" means a subsidiary of the Corporation that meets the definition of a "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended.

IV.         Administration of the Plan.

            The Plan shall be administered by the Stock Option Committee of the Board (the "Committee"), which shall consist of not less than two members of the Board who are disinterested persons within the meaning of Rule 16(b)-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934, as amended from time to time, who shall be appointed by and shall serve at the pleasure of the Board. No member of the Committee shall be eligible to receive an Award under the Plan.

            The Committee shall have and may exercise all of the powers granted to it by the provisions of the Plan. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations, and procedure as it deems advisable for the conduct of its affairs, and may appoint one of its members to be its chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall have full authority to direct the proper officers of the Corporation to issue or transfer shares of the Corporation's Common Stock pursuant to the exercise of an Option or a Contingent Option granted under the Plan.

            The Committee shall act by vote or written consent of a majority of its members. The decisions of the Committee shall be final and binding unless otherwise determined by the Board. Each member of the Committee and each member of the Board shall be without liability, to the fullest extent permitted by law, for any action taken or determination made in good faith in connection with the Plan.

V.          Capital Stock Subject to Awards.

            The aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 200,000, which number of shares is subject to adjustment as hereinafter provided in Article XI. Shares of Common Stock issued pursuant to Awards shall be provided from shares in the Corporation's treasury or from shares authorized but unissued. If an Option or a Contingent Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of unpurchased shares covered thereby shall become available for the granting of Awards under the Plan (unless the Plan has been terminated) within the aggregate maximum stated above.

VI.         Eligibility.

            The individuals eligible to receive Awards shall be those Employees who are not members of the Committee and who are determined by the Committee to be eligible.

VII.        Designation of Grantees.

            The Committee shall determine from time to time which of those eligible Employees will be granted Awards under the Plan, how many shares of Common Stock may be purchased under each Option, and how many shares may be purchased under each Contingent Option, if any. In making such determinations, the Committee shall take into account the duties and responsibilities of each Employee, his present and potential contributions to the growth and success of the Corporation or of a Subsidiary, and such other factors as the Committee shall deem consistent with the purposes of the Plan. The Committee shall not be precluded from granting an Award to any eligible Employee solely because such Employee has previously received an Award under the Plan.

VIII.       Terms of Options.

            Each Option granted under the Plan shall be subject to the following terms and conditions:

            (a)  Number of Shares and Option Price.

                    Each Option shall state the total number of shares of Common Stock to which it pertains. The purchase price for shares subject to the Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the close of business on the day prior to the day on which such Option is granted.

            (b)  Duration of Option.

                    No Option shall be exercisable after the expiration of five years from the date on which it is granted, or of such shorter term as the Committee may establish for any or all shares subject to such Option. Except as provided in this Paragraph B, an Option shall terminate on the date on which the Grantee ceases to be employed by the Corporation or a Subsidiary.

                    If a Grantee ceases to be employed by the Corporation or a Subsidiary owing to his Disability or Retirement, he may, at any time within six months after his employment ceases, exercise any Option to the extent that he was entitled to exercise it on the date his employment ceased; but in no event shall any Option be exercisable after the expiration of the term of the Option established in accordance with the first sentence of this Paragraph B.

                    If a Grantee dies while in the employ of the Corporation or a Subsidiary (or if he dies within six months after he has ceased to be employed by the Corporation or a Subsidiary owing to his Disability or Retirement), and the Grantee has not fully exercised all of his Options at the time of his death, his personal representative, or those persons who receive the Options by bequest or inheritance, shall have the right, during the six-month period following his death, to exercise such Options. An Option shall be exercisable during such six-month period only for that number of shares, if any, that the Grantee could have purchased under such Option on the date of his death. In no event shall any Option be exercisable after the expiration of the term of the Option established in accordance with the first sentence of this Paragraph B.

            (c)  Nonassignability.

                    Options shall not be transferable other than by will or by the laws of descent and distribution. During a Grantee's lifetime, Options shall be exercisable only by such Grantee.

            (d)  Limitations on Exercise of Option.

                    The Committee shall specify at the time of grant whether (i) an Option is immediately exercisable in full or (ii) an Option may not be exercised in whole or in part during the twelve-month period commencing with the date on which it was granted and thereafter shall become exercisable in two annual installments. In the case of Options which become exercisable in installments, each such installment shall consist of 50 percent of the number of shares covered by the Option. The first installment may be exercised in whole or in part on or after the first anniversary date of the grant of the Option, and the second installment may be exercised in whole or in part on or after the second anniversary date.

                    At the time an Option is granted or at any time thereafter, the Committee may stipulate that the limitations set forth above in this Paragraph D shall lapse with respect to such Option, and that such Option shall be immediately exercisable, if a Change of Control occurs.

                    To the extent that any installment has become exercisable, it may thereafter be exercised at any time prior to the expiration or earlier termination of the Option. Notwithstanding the foregoing, no Option shall be exercisable by a Grantee except at a time when the Grantee is employed by the Corporation or by a Subsidiary, or, to the extent permitted by Paragraph B of this Article, at a time following the Grantee's Retirement or Disability.

            (e)  Manner of Exercise.

                    Subject to the provisions of Paragraph D of this Article, the Option may be exercised at one time or from time to time, except that each partial exercise of an Option shall be for 100 shares or a multiple thereof, or, if fewer than 100 shares remain outstanding under the Option, for all the remaining shares. The procedures for exercise shall be set forth in the written Option certificate provided for in Paragraph 1 of this Article.

            (f)  Payment for Shares.

                    Payment in full of the purchase price in United States currency for the shares purchased pursuant to the exercise of the Option. All shares sold under the Plan pursuant to the exercise of an Option shall be fully paid and nonassessable.

            (g)  Payment of Withholding Taxes.

                    Payment in full of any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Option shall be made to the Corporation in cash upon exercise of the Option. A Grantee may irrevocably elect to have any withholding tax obligation satisfied by (a) having the corporation withhold shares otherwise deliverable to the Grantee with respect to the exercise of the Option, or (b) delivering to the Corporation shares received upon the exercise of the Option or delivering to the Corporation other shares of Common Stock; provided, that the Committee may, in its sole discretion, disapprove any such election.

            (h)  Voting and Dividend Rights.

                    No Grantee of an Option shall have any voting or dividend rights or any other rights of a shareholder with respect to any shares of Common Stock covered by an Option before he exercises the Option with respect to such shares and his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares.

            (i)  Option Agreements.

                    The proper officers of the Corporation shall execute and deliver written Option Agreements, which shall contain such provisions as are expressly provided herein and such additional provisions as the Committee in each instance shall deem appropriate and not inconsistent with any of the express provisions of the Plan.

IX.         Terms of Contingent Options.

            Each Contingent Option granted under the Plan shall be subject to the following terms and conditions, and to such additional terms and conditions as the Committee shall deem appropriate; provided that none of these additional terms and conditions shall be more favorable to a Grantee than the terms and conditions set forth herein:

            (a)  Conditions to Exercise of Contingent Options.

                    A Contingent Option shall not be exercisable in whole or in part during the Restriction Period; thereafter, it shall be exercisable, if at all, in whole or in part to the extent based upon an evaluation, in the sole opinion of the Committee after consultation with management, of the personal performance  of the  Grantee  for the fiscal  year  ending  during  the  related
Restriction Period. Each Grantee's personal performance shall be so determined subsequent to the related fiscal year to be (i) No More than Standard, (ii) Above Standard, (iii) Well Above Standard, or (iv) Excellent, and the related portion of the Contingent Option which shall be exercisable after the Restriction Period shall be 0%, 33-1/3%, 66-2/3% or 100%, respectively. To the extent that a Contingent Option does not become exercisable at the end of the Restriction Period, it shall terminate.

            (b)  Number of Shares and Contingent Option Price.

                    Each Contingent Option shall state the total number of shares of Common Stock to which it pertains. The purchase price for shares subject to the Contingent Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the close of business on the day prior to the day on which such Contingent Option is granted.

            (c)  Other Terms and Conditions.

                    Paragraphs (b) through (i) of Article VIII shall apply to Contingent Options as though they were Options.

X.          Compliance with Law and Other Conditions.

            (a)  Restrictions on Grant of Awards.

                    The listing on any securities exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to Awards may be necessary or desirable as a condition of or in connection with such Awards (in order to permit the exercise of Options or Contingent Options or the resale or other disposition of any shares of Common Stock by or on behalf of the Grantees). If the Board in its sole discretion determines that such listing, registration, or qualification is necessary or desirable, delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration, or qualification shall have been completed. The Corporation agrees that it will use its reasonable efforts to effect any such listing, registration, or qualification; provided, however, that the Corporation shall not be required to use its reasonable efforts to effect such registration under the Securities Act of 1933 other than by providing the information called for by Form S-3 and Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-3 and Form S-8.

            (b)  Restrictions on Resale of Unregistered Shares.

                    If the shares of Common Stock that have been awarded or issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such Grantee may be required, if the Committee shall deem it advisable, to agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act, and (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

XI.         Adjustment.

            The number of shares of Common Stock of the Corporation reserved for Awards under the Plan and the Option price and Contingent Option price under any outstanding Options and Contingent Options, respectively, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustments under this Article XI shall be conclusive and binding for all purposes of the Plan.

XII.        Miscellaneous Provisions.

            (a)  No Right to Receive Award.

                    Nothing in the Plan shall be construed to give any Employee any right to receive an Award under the Plan.

            (b)  Expenses of Plan.

                    The expenses of the Plan shall be borne by the Corporation.

XIII.       Amendment, Suspension or Termination.

            (a)  Amendment.

                    The Plan may be amended at any time and from time to time by the Board, but no amendment that materially increases the benefits accruing to participants under the Plan, materially modifies the requirements as to eligibility for participation in the Plan, increases the aggregate number of shares of Common Stock that may be subject to Options or Contingent Options granted pursuant to the Plan other than as provided in the Plan, changes the purchase price for shares subject to Options or Contingent Options other than as provided in the Plan, or that extends the period during which Awards may be granted under the Plan shall be effective unless and until the same is approved, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote. Without the written consent of a Grantee, no amendment of the Plan shall adversely affect any right of such Grantee with respect to any Award theretofore granted to him.

            (b)  Right of Board to Suspend or Terminate Plan.

                    The Board may at any time suspend or terminate the Plan. No Awards may be granted during any suspension of the Plan or after the Plan has been terminated.

            (c)  Termination of Plan.

                    The Plan shall terminate upon the earlier of the following dates:

                    (i) on the date of termination specified in a resolution of the Board, or

                    (ii) on a date five years from the earlier of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the shareholders of the Corporation in accordance with Article XV hereof.

Except as otherwise provided in Article XV, the termination of the Plan shall not affect any Awards previously granted. After the Plan terminates, the function of the Committee will be limited to supervising the administration of Awards previously granted.

XIV.        Governing Law.

            The Plan and all Awards made thereunder shall be governed by the laws of the State of New York.

XV.         Adoption by Board and Approval by Stockholders.

            The Plan shall become effective upon its adoption by the Board; provided, however, that if the Plan is not approved by the shareholders of the Corporation prior to the first anniversary of its adoption, the Plan and all Awards made thereunder shall be of no effect. Shareholder approval shall be obtained, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote.